UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  06/15/2005

NUTRI SYSTEM INC DE
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-28551

DE	23-3012204
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

202 Welsh Road, Horsham, PA 19044
(Address of Principal Executive Offices, Including Zip Code)

215 706 5302
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

NutriSystem, Inc. issued a press release announcing the exercise of over-allotment option for 776,625 shares of common stock by the underwriters.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

NUTRI SYSTEM INC DE

Date: June 16, 2005.	By:	/s/ James D Brown
James D Brown
SVP and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	NutriSystem, Inc. announces exercise of over-allotment option for 776,625 shares of common stock by underwriters.